                                                                      EXHIBIT 24





                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of July, 2003.

                                         By:  /s/ Roy Vallee
                                              --------------
                                         Name:    Roy Vallee

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 2003.

                                         By:  /s/ Eleanor Baum
                                              ----------------
                                         Name:    Eleanor Baum

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of July, 2003.

                                         By:  /s/ J. Veronica Biggins
                                              -----------------------
                                         Name:    J. Veronica Biggins

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 9th day of July, 2003.

                                         By:  /s/ Lawrence Clarkson
                                              ---------------------
                                         Name:    Lawrence Clarkson

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of July, 2003.

                                         By:  /s/ Ehud Houminer
                                              -----------------
                                         Name:    Ehud Houminer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of July, 2003.

                                         By:  /s/ James Lawrence
                                              ------------------
                                         Name:    James Lawrence

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 9th day of July, 2003.

                                         By:  /s/ Salvatore J. Nuzzo
                                              ----------------------
                                         Name:    Salvatore J. Nuzzo

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of July, 2003.

                                         By:  /s/ Ray Robinson
                                              ----------------
                                         Name:    Ray Robinson

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of July, 2003.

                                         By:  /s/ Frederic Salerno
                                              --------------------
                                         Name:    Frederic Salerno

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 9th day of July, 2003.

                                         By:  /s/ Gary Tooker
                                              ---------------
                                         Name:    Gary Tooker

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents incidental thereto, relating to up to $1,500,000,000 of securities of Avnet, Inc. which may be offered and sold from time to time in one or more offerings (plus any additional dollar amount permitted by Rule 462(b)), and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of July, 2003.

                                         By:  /s/ John F. Cole
                                              ----------------
                                         Name:    John F. Cole